Notes Payable	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Long-term Debt [Text Block]

Note 11:     Notes Payable

Notes payable at December 31, included:

	2011	2010
Note payable in the amount of $2,700,000, secured by all equipment and receivables of RDSI, monthly payments of $33,648 together with interest at a fixed rate of 6.50%, maturing July 20, 2012.	$1,288,123	$1,590,471

Note payable with First Tennessee Bank, in the amount of $1,500,000, secured by 300,000 shares of State Bank common stock, principal payments of $187,500 quarterly together with interest at the greater of the 3 Month LIBOR rate plus 3.75%, or 6.0%, maturing October 31, 2013.	$1,500,000	$1,700,000

	$2,788,123	$3,290,471

Aggregate annual maturities of notes payable at December 31, 2011 were:

Debt

2012	2,038,123
2013	750,000

$2,788,123

Pursuant to a loan covenant agreement between the Company and First Tennessee Bank, National Association (“FTB”), State Bank must maintain certain performance ratios, including a minimum Tier 1 Capital to average assets ratio of 7.5 percent, a year-to-date return on assets (ROA) of 50 basis points and a nonperforming asset ratio (calculated as non-performing loans plus OREO divided by total loans plus OREO) of less than 2.25 percent. In addition the issuance of any regulatory order would constitute a covenant violation.

At December 31, 2011, State Bank’s compliance with the loan covenant was as follows: Tier 1 capital was 8.0 percent, year to date ROA was 77 basis points and the nonperforming asset ratio was 1.90 percent. On March 9, 2010, a consent order was issued for RDSI which is still in place as of December 31, 2011. FTB agreed to waive this non financial covenant violation and enter into a new agreement which requires full payout of the obligation by October 31, 2013.